SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2007

CANYON BANCORP

(Exact name of registrant as specified in its charter)

California	333-135607	20-4346215
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

1711 E. Palm Canyon Drive, Palm Springs, CA 92264

(Address of principal executive offices) (Zip code)

(760) 325-4442

(Registrant’s telephone number including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On October 30, 2007 the Board of Directors of Canyon Bancorp approved a stock repurchase program pursuant to which Canyon Bancorp may purchase up to 100,000 shares of its common stock in open market transactions or in privately negotiated transactions. The repurchase program is to continue for a period of 12 months commencing on the third business day after the release of the Company’s third quarter 2007 earnings results.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated October 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2007	CANYON BANCORP

	By:	/s/ Jonathan J. Wick
Jonathan J. Wick, Chief Operating Officer,
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Title

99.1	Press Release dated October 31, 2007

4